UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary proxy statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to § 240.14a-12

CNB Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

News Release

Contact:	Tito L. Lima Treasurer (814) 765-9621 FOR IMMEDIATE RELEASE

CNB Financial Corporation Announces that ISS Recommends Shareholders Support the Proposal to Issue Common Stock in connection with the Merger with ESSA Bancorp, Inc., the Proposal to Approve the 2025 Omnibus Incentive Plan and the Say-on-Pay Proposal

CLEARFIELD, Pa., April 8, 2025 – CNB Financial Corporation (“CNB”) (NASDAQ: CCNE) is pleased to announce that leading independent proxy advisory firm Institutional Shareholder Services Inc (“ISS”) is recommending that CNB shareholders vote “FOR” each of (1) the proposal to issue shares of CNB common stock in connection with the merger of ESSA Bancorp, Inc. (“ESSA”) with and into CNB; (2) the proposal to approve the CNB Financial Corporation 2025 Omnibus Incentive Plan; and (3) the non-binding advisory resolution to approve the compensation of CNB’s named executive officers in advance of the upcoming CNB Annual Meeting of Shareholders (the “Annual Meeting”).

The Annual Meeting will be held at 2:00 p.m., Eastern Time, on Tuesday, April 15, 2025. Shareholders of record as of February 18, 2025 will be able to attend the Annual Meeting, vote, and submit questions during the Annual Meeting via live webcast by visiting web.viewproxy.com/CNBFinancial/2025. CNB’s joint proxy statement/prospectus for the Annual Meeting is available at web.viewproxy.com/CNBFinancial/2025.

Whether or not shareholders plan to attend the Annual Meeting, CNB encourages shareholders to read the joint proxy statement/prospectus and submit their proxy or voting instructions as soon as possible. Information regarding how to vote or revoke previously submitted proxies is available in the joint proxy statement/prospectus referenced above.

If CNB shareholders have any questions or need assistance with voting, they are encouraged to contact CNB’s proxy solicitor, Alliance Advisors:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

(833) 215-7302

CCNE@AllianceAdvisors.com

About CNB Financial Corporation

CNB Financial Corporation is a financial holding company with consolidated assets of approximately $6.2 billion. CNB Financial Corporation conducts business primarily through its principal subsidiary, CNB Bank. CNB Bank is a full-service bank engaging in a full range of banking activities and services, including trust and wealth management services, for individual, business, governmental, and institutional customers. CNB Bank operations include a private banking division, one loan production office, one drive-up office, one mobile office, and 56 full-service offices in Pennsylvania, Ohio, New York, and Virginia. CNB Bank, headquartered in Clearfield, Pennsylvania, with offices in Central and North Central Pennsylvania, serves as the multi-brand parent to various divisions. These divisions include ERIEBANK, based in Erie, Pennsylvania, with offices in Northwest Pennsylvania and Northeast Ohio; FCBank, based in Worthington, Ohio, with offices in Central Ohio; BankOnBuffalo, based in Buffalo, New York, with offices in Western New York; Ridge View Bank, based in Roanoke, Virginia, with offices in the Southwest Virginia region; and Impressia Bank, a division focused on banking opportunities for women, which operates in CNB Bank’s primary market areas. Additional information about CNB Financial Corporation may be found at www.CNBBank.bank.

Forward-Looking Statements

This communication contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about CNB and its industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding CNB’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to CNB, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to the following: (i) the ability to complete the proposed merger with ESSA on the proposed terms or on the anticipated timeline, or at all, including the risk that governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger and risks and uncertainties related to securing the necessary shareholder approvals and satisfaction of other closing conditions to consummate the proposed merger; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed merger; (iii) risks related to diverting the attention of management from ongoing business operations; (iv) failure to realize the expected benefits of the proposed merger; (v) significant transaction costs and/or unknown or inestimable liabilities; (vi) the risk of shareholder litigation in connection with the proposed merger, including resulting expense or delay; (vii) the risk that ESSA’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (viii) risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the proposed merger; (ix) the effect of the announcement of the proposed merger on the ability of CNB to operate its business and retain and hire key personnel and to maintain favorable business relationships; (x) risks related to the market value of the CNB common stock to be issued in the proposed merger; (xi) other risks related to the completion of the proposed merger and actions related thereto; (xii) the dilution caused by CNB’s issuance of additional shares of its capital stock in connection with the proposed merger; (xiii) national, international, regional and local economic and political climates and conditions; (xiv) changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; and (xv) legislative and regulatory changes. Further information about these and other relevant risks and uncertainties may be found in CNB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in subsequent filings CNB makes with the Securities and Exchange Commission (“SEC”).

Forward-looking statements speak only as of the date they are made. CNB does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed merger, CNB filed with the SEC a registration statement on Form S-4, as amended (File No. 333-285096), that includes a document that serves as a prospectus of CNB and a joint proxy statement of CNB and ESSA (the “joint proxy statement/prospectus”). CNB and ESSA also plan to file other relevant documents with the SEC regarding the proposed merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CNB, ESSA AND THE PROPOSED MERGER. You may obtain a free copy of the registration statement, including the joint proxy statement/prospectus and other relevant documents filed by CNB and ESSA with the SEC, without charge, at the SEC’s website at www.sec.gov. Copies of the documents filed by CNB with the SEC are available free of charge on CNB’s website at www.cnbbank.bank or by directing a request to CNB Financial Corporation, 1 South Second Street, PO Box 42, Clearfield, PA, attention: Treasurer, telephone (814) 765-9621.

No Offer

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation

CNB and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. You can find information about CNB’s executive officers and directors in the joint proxy statement/prospectus. Additional information regarding the interests of such potential participants are included in the joint proxy statement/prospectus and other relevant documents filed with the SEC when they become available. You may obtain free copies of these documents from CNB using the sources indicated above.